UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report: January 31, 2006

(Date of earliest event reported)

AMERIPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22313	65-0642485
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7111 Fairway Drive, Suite 400

Palm Beach Gardens, Florida 33418

(Address of Principal Executive Offices, Zip Code)

(561) 712-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by AmeriPath, Inc. on February 3, 2006 to provide the financial statements and pro forma financial information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The following audited consolidated financial statements of Specialty Laboratories, Inc. and the related report of its independent registered public accounting firm are filed hereto as Exhibit 99.1:

Specialty Laboratories, Inc. consolidated financial statements as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005.

(b)	Unaudited pro forma combined condensed financial information.

The unaudited pro forma combined condensed balance sheet of AmeriPath, Inc. and Specialty Laboratories, Inc. as of December 31, 2005 and the unaudited pro forma combined condensed statements of operations of AmeriPath, Inc. and Specialty Laboratories, Inc. for the year ended December 31, 2005 are included in Exhibit 99.2.

(c)	Exhibits

Exhibit	Description

99.1	Specialty Laboratories, Inc. audited consolidated financial statements as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005.

99.2	The unaudited pro forma combined condensed balance sheet of AmeriPath, Inc. and Specialty Laboratories, Inc. as of December 31, 2005 and the unaudited pro forma combined condensed statements of operations of AmeriPath, Inc. and Specialty Laboratories, Inc. for the year ended December 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

Date: April 12, 2006	By:	/s/ David L. Redmond
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Specialty Laboratories, Inc. audited consolidated financial statements as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005.

99.2	The unaudited pro forma combined condensed balance sheet of AmeriPath, Inc. and Specialty Laboratories, Inc. as of December 31, 2005 and the unaudited pro forma combined condensed statements of operations of AmeriPath, Inc. and Specialty Laboratories, Inc. for the year ended December 31, 2005.

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